GOODWILL AND INTANGIBLE ASSETS, NET - PA FAI CALLE 77 - Purchase Price Allocation (Details) - PA FAI Calle 77 acquisition - COP ($) $ in Millions	Mar. 01, 2022	Jun. 09, 2021
GOODWILL AND INTANGIBLE ASSETS, NET
Percentage of ownership interest in subsidiary	98.00%
Percentage of non-controlling interests in acquiree	2.00%
Cash advance		$ 29,025
Settlement of an active financial leasing operation		27,943
Purchase price		$ 56,968
Non-controlling interest at fair value	$ 1,166
TOTAL	$ 58,134